UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09092

First Eagle Variable Funds
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas New York, NY			10105-4300
(Address of principal executive offices)			(Zip code)

Robert Bruno First Eagle Funds 1345 Avenue of the Americas New York, NY 10105-4300
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-212-632-2700

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.          Reports to Stockholders.

Annual Report

DECEMBER 31, 2011

Overseas Variable Fund

ADVISED BY FIRST EAGLE INVESTMENT MANAGEMENT, LLC

Forward-Looking Statement Disclosure

One of our most important responsibilities as mutual fund managers is to communicate with shareholders in an open and direct manner. Some of our comments in our letters to shareholders are based on current management expectations and are considered "forward-looking statements". Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as "may", "will", "believe", "attempt", "seem", "think", "ought", "try" and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or alter forward-looking statements as a result of new information, future events, or otherwise.

Table of Contents

Letter from the President	4

Letter from the Global Value Team Portfolio Managers	6

Management's Discussion of Fund Performance	11

Fund Overview	14

Schedule of Investments	16

Statement of Assets and Liabilities	26

Statement of Operations	28

Statements of Changes in Net Assets	29

Financial Highlights	30

Notes to Financial Statements	32

Report of Independent Registered Public Accounting Firm	45

Fund Expenses	46

General Information	48

Tax Information	49

Additional Information	50

Consideration of Investment Advisory Agreement	56

Letter from the President

John P. Arnhold

Dear Fellow Shareholders,

Since my last letter in August, financial markets around the world have remained volatile. For the year-ended December 31, 2011, the S&P 500 Index is up while the MSCI World Index is down. Domestically, the U.S. credit downgrade heightened political as well as economic uncertainty. In addition, ongoing issues related to European sovereign debt and bank solvency continue to plague the markets.

As risks have become more obvious, outcomes have become less certain. With volatility rising to a level not seen since 2008, it is easy to be affected by daily market swings. We at First Eagle have often said that volatility is our friend, as it may offer us greater opportunities to effectively deploy capital. Rather than being distracted by market uncertainty, we maintained our core belief that buying quality companies at attractive prices is one of the best ways to protect our shareholders' purchasing power over time. In addition, we held gold and gold securities as a potential hedge against unforeseen events and the prospect of currency debasement, as well as cash to ensure we had buying power held in reserve.

This fall we recently added an investment team dedicated to analyzing high yield credits. We have long been periodic investors in high yield securities, and our exposure to this investment class has varied over time. With a similar absolute return philosophy, fundamental bottom-up investment process, and prudent approach to risk, we believe the team is a natural fit for the firm.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Letter from the President (continued)

Please be assured that your investments in our Funds will continue to be managed in the same manner as they have been for over 30 years. Our portfolio managers and other senior executives have substantial investments in many of our Funds alongside of yours, and we are grateful for your continued confidence.

Sincerely,

John P. Arnhold

President

February 2012

Past performance is no guarantee of future results. The portfolio is actively managed. The portfolio and opinions expressed herein are subject to change. Current and future portfolio holdings are subject to risk.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Letter from the Global Value Team Portfolio Managers

Over the past fiscal year, the NAV of the Fund's shares returned -6.30%, and over the past three fiscal years the annualized return was 10.3%—a long-term return consistent with our legacy. When we consider what has taken place in the world in 2011—the sovereign crisis in Europe, the fiscal situation in the United States, the devastating earthquake in Japan, and the pro-democracy uprisings sweeping the Middle East and North Africa, it is clear that the past year has marked a time of significant global change. While 2011 was a year of great market volatility and uncertainty, as long-term investors who are focused on protecting our shareholders from the permanent impairment of capital, we continue to believe that selective purchase of equities embodying what we feel is an appropriate margin of safety is a sound choice for maintaining real wealth even though there may be stormy bouts—driven by unpredictable confidence swings, episodic fiscal tightening and energy price volatility—along the way.

The world is brimming with real economic challenges and fault lines in its financial architecture. Today, many investors discuss the macro environment as if it were comprised of inevitable outcomes. Nowhere is this more true than in the current dialogue surrounding "deleveraging". The problem with looking at aggregate debt to GDP numbers is that these numbers ignore the underlying reality that one person's debt is another person's asset. One can make a more informed judgment about the need for deleveraging by seeing whether debts are appropriately sized relative to cash flows and asset values across the private, corporate and government sectors.

While there are segments of the economy subject to deleveraging, there are also several trends that indicate that this may not lead to a viral outcome across the entire economy. First, we believe that the total level of mortgage debt is now more reasonable relative to the current realistic value of the majority of real estate, even though it is still quite elevated for a minority of homes that are valued at less than their mortgages. Furthermore, while some corporates need to delever (the European banks), the median company in the global mid and large cap publicly-traded equity universe has only one times EBITDA in net debt1. However, in a deep confidence crisis—like the one we've been going through—the private sector retrenches so much that many governments, such as the U.S., run truly spectacular deficits to maintain demand. Were it not for these deficits, the private sector would have more viral deleveraging.

Thus the deleveraging risk was not eliminated but rather transferred from the private to the public sector. Both the size and the duration of these fiscal deficits risk the government's ability to sustain its finances. Given the average maturity

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Letter from the Global Value Team Portfolio Managers (continued)

profile of the US debt is only a handful of years; the government would have to more than double its revenues or eliminate nearly all its expenses in order to pay off debt as it falls due. This is not feasible. Instead, the government must roll its debt and hope to get to a more sustainable stock of debt in the future by incrementally reducing its deficit toward 2-3% of GDP. This produces a twofold vulnerability, tighten policy too much and risk recession; tighten too slowly and risk a loss of faith in the monetary architecture. It is clear that the potential deleveraging threat today comes from the state of the developed world's government finances and the political uncertainty about the form of adjustment. As the world can now attest, aggregate levels of debt make a system more vulnerable to confidence shocks—but they do not necessarily mean that viral deleveraging will be inevitable. That is a big difference, and it is critical to our willingness to own equities.

In addition, whether it is practically achieved or not, the latent productive potential for the globe has never been better in terms of the speed of technology diffusion, improvements in public health, and the size of the market-based population and trade. Many of the economic drivers that come from this mix of ideas, longevity and property rights enhance the intangible capital stock of the world—and are not well captured in the tangible capital spending numbers that most macroeconomists focus on. At First Eagle, we believe that it is possible to selectively identify companies that participate in the growing pool of human potential. We believe that these equities have resilient business models and are valued conservatively today while government bonds—which are not truly risk-free—are priced to provide very low real returns for some time to come.

So as investors, what do we do in that context? How is it that we think about investing? Three-quarters of our portfolio is invested in enterprise. The remainder is in bonds, cash, cash equivalents, commercial paper and gold. We own gold as a potential hedge against the frailties in our monetary architecture. If we're going to move out of cash, giving up price stability and taking on the risk of permanent capital impairment, we want to feel that we're buying into a security that embodies a margin of safety.

In seeking margin of safety opportunities that provide the potential for long-term real returns through uncertain market cycles, there are three broad categories of businesses that we tend to own: businesses that we think of as (1) eclectic royalties, where we own part of a resilient business model that captures a small slice of the world economy and thereby have a degree of pricing power; (2) deep value opportunities, these more mundane firms are typically

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Pictured: (from left to right) Abhay Deshpande, Matthew McLennan and Kimball Brooker, Jr.

overlooked by the market due to accounting distortions or seasoned disappointment; and (3) supply constrained commodities, which are by their very nature long-duration investments, and favor our patient approach.

The Fund under our care currently holds an interesting balance of businesses that we would categorize as eclectic royalties. These are attractive investments because, if the nominal stock of the world economy grows over time, be it through real economic growth or through inflation, these businesses hopefully offer the ability to grow their earnings power over time alongside this rising tide. The key here is to try to balance the mix of eclectic royalties between those that are resilient and defensive, that we believe will hold up in times of market crisis; and those that we believe will participate in "the march of man"—that will benefit from the ongoing productivity improvements that happen around the world. The art is to buy them when they are not priced for growth.

Deep value opportunities are the second category of investment we seek. In this case, there is usually some form of accounting distortion or seasoned disappointment that obscures the true sustainable cash flow and economic value of a company. Many of our investments in holding companies or insurance companies with reserve float fall into this category. Others are pharmaceutical companies trading at a discount to the remaining cash flow from their existing drugs thereby implying a negative pipeline value.

The third category of investments that we own are what we consider supply constrained commodities—businesses where the underlying commodity availability is not necessarily growing at a pace commensurate with the real economic growth trend in the world. The sustainable price for such commodities has tended to rise with incomes in order to dissuade demand. The key is to identify company opportunities where the equity price reflects a cyclically depressed underlying commodity value. Here patience is our core advantage.

It is possible that the combination of rational equity prices and well-below-average real yields on government bonds may already imply a sufficiently above-average risk premium on equities in the uncertain environment we face. We cannot know the future for sure. We believe that for long-term investors, equities

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Letter from the Global Value Team Portfolio Managers (continued)

selectively purchased with what we think is a margin of safety in price, business model and management remain a sound choice for preserving wealth in real terms even though there may be stormy bouts of deleveraging along the way. At First Eagle, we take the long view by owning businesses, yet we are psychologically prepared to invest more and endure if the environment is cloudy and wait with more cash if things get frothy. We kept a little deferred purchasing power in low- or no-yielding cash to take advantage of crises. And we have kept some gold as a potential hedge against any further deterioration in man-made money—while simultaneously recognizing that gold is not a panacea, because owning it already incorporates some degree of expectation about how bad things could be. Things may get worse, but this is by no means inevitable particularly as human potential grows.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

Kimball Brooker, Jr.

Portfolio Manager

February 2012

1 Source: MSCI and FactSet

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Letter from the Global Value Team Portfolio Managers (continued)

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of February 2012 and is subject to change based on market and other conditions. The opinions expressed are not necessarily those of the firm. First Eagle Investment Management, LLC ("FEIM") became investment adviser to the Fund commencing January 1, 2000. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. Any statistics contained herein have been obtained from sources believed to be reliable, but the accuracy of this information cannot be guaranteed. The views expressed herein may change at any time subsequent to the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

Investment in gold and gold related investments present certain risks, including political and economic risks affecting the price of gold and other precious metals like changes in U.S. or foreign tax, currency or mining laws, increased environmental costs, international monetary and political policies, economic conditions within an individual country, trade imbalances, and trade or currency restrictions between countries. The price of gold, in turn, is likely to affect the market prices of securities of companies mining or processing gold, and accordingly, the value of investments in such securities may also be affected. Gold related investments as a group have not performed as well as the stock market in general during periods when the U.S. dollar is strong, inflation is low and general economic conditions are stable. In addition, returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Management's Discussion of Fund Performance

Global markets declined during the twelve-months ended December 2011 as the financial crisis in the Eurozone took its toll on overseas stocks. Concerns about Europe's ability to solve long-term structural problems negatively impacted many European economies. In France, the CAC 40 Index fell 17.0% while in Germany, the DAX Index fell 14.7% during the twelve-month period. In Japan, the Nikkei 225 Index fell 17.3%. The U.S. dollar fell 5.2% against the Japanese yen and it rose 3.3% against the Euro. Crude oil rose 8.2% during the twelve months to nearly $99 a barrel. Gold surged 10% to $1,564 an ounce providing evidence that investors sought a safe haven from the global economic and political tensions.

First Eagle Overseas Variable Fund

The net asset value ("NAV") of the Fund fell 6.30% for the year ended December 31, 2011, while the MSCI EAFE Index fell 12.14%. The Fund's position in cash and cash equivalents was 10.92% as of December 31, 2011.

The five largest contributors to the performance of the First Eagle Overseas Variable Fund over the period were Sucriere de Pithiviers-Le-Vieil (sugar producer, France), Berkeley Group Holdings PLC (home builder, United Kingdom), Inpex Corporation (oil and gas, Japan), KT&G Corporation (tobacco, South Korea) and Gold bullion (gold), collectively accounting for 1.32% of the year's performance.

The five largest detractors were Daimler AG (autos, Germany), MS&AD Insurance Group Holdings (insurance, Japan), Société Télévision Francaise 1 (television, France), NKSJ Holdings, Inc. (insurance, Japan) and HeidelbergCement AG (cement manufacturer, Germany). Their combined negative performance over the twelve month period subtracted 2.28% points from the Fund's performance.

During the year, the Fund benefited from corporate activity with the take-out of Sucriere de Pithiviers-Le-Vieil.

As of December 31, 2011, the First Eagle Overseas Variable Fund was approximately 40% hedged versus the Japanese Yen and 35% hedged versus the Euro. These represent slightly larger than average hedges. Both currencies arguably warrant some premium to their long-term averages relative to the U.S. Dollar given their superior inflation and trade performance. However, in the case of the Japanese Yen, the premium ought to be moderated by their fiscal challenges and in the case of the Euro, the political disunity within Europe that is feeding a

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Management's Discussion of Fund Performance (continued)

series of local sovereign crises in peripheral markets could imperil the European financial architecture thereby suggesting a smaller premium for the currency than is suggested by the consolidated fundamentals alone.

As always, we appreciate your confidence and thank you for your support.

Matthew McLennan

Head of the Global Value Team
Portfolio Manager

Abhay Deshpande

Portfolio Manager

Kimball Brooker, Jr.

Portfolio Manager

February 2012

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Management's Discussion of Fund Performance (continued)

Past performance is no guarantee of future results. The portfolio is actively managed. Current and future portfolio holdings are subject to risk.

There are risks associated with investing in funds that invest in securities of foreign countries, such as erratic market conditions, economic and political instability and fluctuations in currency exchange rates. Investment in gold and gold related investments present certain risks, and returns on gold related investments have traditionally been more volatile than investments in broader equity or debt markets. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of risk than funds whose investments are diversified and may not be suitable for all investors.

Hedging can reduce exposure to currency exchange movement, but cannot eliminate that exposure. It is possible to lose money under a hedge.

Results from hedging transactions, which for the Fund is primarily currency forward contracts, are further described in the financial statements that follow this commentary.

The commentary represents the opinion of the Global Value Team Portfolio Managers as of February 2012 and is subject to change based on market and other conditions. These materials are provided for informational purposes only. These opinions are not intended to be a forecast of future events, a guarantee of future results, or investment advice. The views expressed herein may change at any time subsequent of the date of issue hereof. The information provided is not to be construed as a recommendation or an offer to buy or sell or the solicitation of an offer to buy or sell any fund or security.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Fund Overview | Data as of December 31, 2011 (unaudited)

INVESTMENT OBJECTIVE

First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and prefered stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies.

Average Annual Returns

	ONE-YEAR	FIVE-YEARS	TEN-YEARS
First Eagle Overseas Variable Fund	–6.30%	3.28%	14.81%
MSCI EAFE Index	–12.14	–4.72	4.67
Consumer Price Index	2.96	2.26	2.48

Asset Allocation*

Countries*

Japan	32.82%
France	9.97
United States	6.11
Germany	5.02
Switzerland	4.03
Mexico	3.81
South Korea	3.68
Canada	2.55
United Kingdom	2.49
Singapore	2.03
South Africa	2.00
Thailand	1.62
Australia	1.54
Austria	1.39
Hong Kong	1.33
Malaysia	1.11
Spain	0.95
Bermuda	0.81
Brazil	0.80
Netherlands	0.72
Sweden	0.70
Belgium	0.59
Greece	0.53
Taiwan	0.42
Italy	0.41
Ireland	0.39
Turkey	0.28

*Asset allocation percentages are based on total investments in the portfolio. Country allocations exclude short term investments.

The Fund's portfolio composition is subject to change at any time.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Overseas Variable

Growth of a $10,000 Initial Investment

Performance data quoted herein represents past performance and should not be considered indicative of future results. Performance data quoted herein does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares. The average annual returns shown above are historical and reflect changes in share price, reinvested dividends and are net of expenses. The MSCI EAFE Index is a total return index, reported in U.S. Dollars, based on share price and reinvested net dividends of approximately 1,100 companies from 21 countries and is not available for purchase. The Consumer Price Index (CPI) represents the change in price of all goods and services purchased for consumption by urban households.

Top 10 Holdings*

Gold Bullion (precious metal)	6.09%
Fanuc Corporation (Japanese automation components manufacturer)	2.44
Secom Company Limited (Japanese commercial services provider)	2.23
Grupo Televisa S.A.B., ADR (Mexican media company)	2.05
SMC Corporation (Japanese automated control devices manufacturer)	1.94
Nestlé SA (Swiss food product manufacturer)	1.66
Deutsche Wohnen AG (Residential property company)	1.60
HeidelbergCement AG (German building materials manufacturer)	1.54
Shimano, Inc. (Japanese bicycle parts manufacturer)	1.53
Keyence Corporation (Japanese sensors manufacturer)	1.44
Total as a Percentage of Net Assets	22.52%

*Holdings in cash, commercial paper and money market funds have been excluded.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

First Eagle Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 78.40%
Australia 1.53%
191,888	Newcrest Mining Limited	$6,323,738	$5,816,771
1,421,292	Spotless Group Limited	3,438,930	3,464,198
		9,762,668	9,280,969
Austria 1.39%
170,798	OMV AG	6,999,757	5,188,340
354,528	Wienerberger AG	5,423,693	3,201,910
		12,423,450	8,390,250
Belgium 0.59%
34,494	Groupe Bruxelles Lambert SA	2,959,008	2,302,625
16,497	Sofina SA	1,625,340	1,272,494
		4,584,348	3,575,119
Bermuda 0.80%
103,180	Jardine Matheson Holdings Limited	3,050,550	4,854,619
Brazil 0.80%
205,693	Petroleo Brasileiro SA, ADR	5,892,143	4,831,728
Canada 2.29%
289,171	Penn West Petroleum Limited	5,604,548	5,725,586
131,676	Cenovus Energy, Inc.	2,916,996	4,371,643
45,360	Cogeco Cable, Inc.	1,989,764	2,290,864
77,529	EnCana Corporation	1,620,744	1,436,612
		12,132,052	13,824,705
France 9.67%
111,428	Sanofi	8,386,175	8,194,987
101,084	Sodexo	3,119,600	7,266,557
122,334	Total SA	6,901,241	6,262,278
192,128	Bouygues SA	8,209,959	6,061,617
28,784	Robertet SA	3,433,597	4,476,313
36,030	Guyenne et Gascogne SA	3,136,456	3,793,811
375,800	Société Télévision Francaise 1	6,372,556	3,673,089
54,442	Neopost SA	4,764,164	3,673,046
1,569	Sucrière de Pithiviers-Le-Vieil	878,902	3,241,152
138,164	Carrefour SA	6,714,169	3,154,029
39,647	Wendel SA	1,453,736	2,646,096
23,556	Laurent-Perrier	1,736,961	2,212,930
38,480	Société Foncière Financière et de Participations	4,517,412	1,527,461

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2011

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 78.40% — (continued)
France 9.67% — (continued)
26,499	NSC Groupe (a)(b)	$2,015,952	$1,511,364
9,220	Gaumont SA	814,112	504,233
2,172	Rémy Cointreau SA	58,171	174,771
8,840	Sabeton SA	100,102	146,582
		62,613,265	58,520,316
Germany 5.00%
729,650	Deutsche Wohnen AG	7,154,532	9,706,477
218,991	HeidelbergCement AG	11,631,523	9,305,844
130,260	Daimler AG	6,470,200	5,726,048
118,125	Hamburger Hafen und Logistik AG	4,500,962	3,494,143
25,074	Fraport AG	944,886	1,234,796
8,659	Pfeiffer Vacuum Technology AG	763,716	758,807
		31,465,819	30,226,115
Greece 0.53%
653,788	Jumbo SA (a)	5,566,991	3,219,650
Hong Kong 0.30%
195,670	Guoco Group Limited	2,278,417	1,821,616
Ireland 0.39%
118,860	CRH PLC	1,988,281	2,360,086
Italy 0.41%
397,580	Italcementi S.p.A. RSP	3,849,944	1,004,725
68,340	Italcementi S.p.A.	1,275,606	403,680
45,886	Italmobiliare S.p.A. RSP	2,342,059	585,739
25,533	Italmobiliare S.p.A.	2,256,914	481,783
		9,724,523	2,475,927
Japan 32.69%
96,580	Fanuc Corporation	8,045,908	14,774,526
293,060	Secom Company Limited	13,078,355	13,510,331
72,860	SMC Corporation	8,638,533	11,751,460
190,060	Shimano, Inc.	5,347,352	9,230,886
36,110	Keyence Corporation	7,064,977	8,703,352
441,600	NKSJ Holdings, Inc.	11,836,037	8,659,386
1,298	KDDI Corporation	8,219,413	8,343,744
440,900	MS&AD Insurance Group Holdings	12,465,292	8,164,709
198,780	Astellas Pharma, Inc.	7,768,984	8,079,753
86,080	Hirose Electric Company Limited	9,293,797	7,545,484

See Notes to Financial Statements.

Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 78.40% — (continued)
Japan 32.69% — (continued)
178,600	Nissin Foods Holdings	$6,327,200	$6,992,780
	Company Limited
275,048	Chofu Seisakusho Company Limited	5,247,498	6,961,477
456,260	Mitsubishi Estate Company Limited	6,973,146	6,813,830
301,290	Nomura Research Institute Limited	5,842,402	6,807,929
113,600	Ono Pharmaceutical Company Limited	4,556,927	6,372,989
138,500	Canon, Inc.	6,083,082	6,133,173
266,160	Hoya Corporation	5,780,773	5,730,709
240,930	MISUMI Group, Inc.	4,175,030	5,531,644
610,180	Kansai Paint Company Limited	4,886,195	5,443,720
168,194	Secom Joshinetsu Company Limited	3,485,653	5,045,492
332,610	Nagaileben Company Limited	3,238,726	4,410,036
177,732	Nitto Kohki Company Limited	3,580,246	4,039,101
97,994	SK Kaken Company Limited	2,829,669	3,830,426
446,500	Japan Wool Textile Company Limited	3,412,543	3,316,642
1,682	NTT DoCoMo, Inc.	2,551,803	3,090,747
142,380	As One Corporation	2,731,909	2,891,790
223,290	OSG Corporation	1,689,357	2,809,792
47,720	Shin-Etsu Chemical Company Limited	2,241,899	2,348,663
148,700	T. Hasegawa Company Limited	2,196,668	2,288,286
196,100	Temp Holdings Company Limited	2,137,967	1,769,879
129,130	Aderans Company Limited (a)	1,512,853	1,660,135
77,200	Meitec Corporation	2,145,103	1,488,760
53,530	Daiichikosho Company Limited	731,376	1,011,443
150,600	Chubu-Nippon Broadcasting Company Limited	1,501,659	880,073
43,800	Seikagaku Corporation	309,117	470,962
100,000	Shingakukai Company Limited	685,580	370,106
62,620	Sansei Yusoki Company Limited	461,152	317,959
8,100	Ryosan Company Limited	176,127	171,562
		179,250,308	197,763,736
Malaysia 1.11%
5,353,280	Genting Malaysia Berhad	4,617,147	6,467,843
65,480	Genting Berhad	97,656	227,218
		4,714,803	6,695,061

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2011

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 78.40% — (continued)
Mexico 3.80%
587,905	Grupo Televisa S.A.B., ADR	$11,666,357	$12,381,279
192,010	Industrias Peñoles S.A.B. de C.V.	1,103,587	8,450,614
89,619	Fresnillo PLC	359,195	2,122,859
		13,129,139	22,954,752
Netherlands 0.72%
501,153	TNT Express NV	5,923,540	3,750,034
192,650	PostNL NV	2,126,288	614,175
		8,049,828	4,364,209
Singapore 2.02%
5,743,310	ComfortDelgro Corporation Limited	6,731,165	6,267,281
1,470,830	Haw Par Corporation Limited	4,590,177	5,977,693
		11,321,342	12,244,974
South Africa 1.99%
569,833	Gold Fields Limited, ADR	7,038,816	8,689,953
288,867	Harmony Gold Mining Company Limited, ADR	2,947,798	3,362,412
		9,986,614	12,052,365
South Korea 2.34%
78,324	KT&G Corporation	4,100,330	5,534,352
23,820	Nongshim Company Limited (a)	4,885,896	4,807,422
1,460	Lotte Confectionery Company Limited (a)	728,318	2,163,386
60,950	Fursys, Inc. (a)	1,479,507	1,552,849
10,300	Teems, Inc. (a)	197,745	101,480
		11,391,796	14,159,489
Spain 0.95%
134,111	Red Electrica Corporation SA	6,649,663	5,746,733
Sweden 0.69%
233,754	Investor AB, Class 'A'	4,657,344	4,189,207
Switzerland 4.02%
174,480	Nestlé SA	6,048,151	10,044,691
129,778	Pargesa Holding SA	7,721,848	8,508,899
19,093	Rieter Holding AG (a)	2,469,560	2,872,092
597	Lindt & Spruengli AG PC	1,757,247	1,778,271
20,983	Autoneum Holding AG (a)	1,061,260	1,095,008
		19,058,066	24,298,961

See Notes to Financial Statements.

Overseas Variable Fund

SHARES	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Common Stocks — 78.40% — (continued)
Thailand 1.61%
33,865,592	Thai Beverage PCL	$5,725,729	$6,398,604
629,505	Bangkok Bank PCL NVDR	2,070,251	3,062,727
20,000	OHTL PCL (b)	88,922	286,529
		7,884,902	9,747,860
Turkey 0.28%
322,623	Yazicilar Holding AS	2,303,936	1,699,048
United Kingdom 2.48%
334,740	GlaxoSmithKline PLC	6,378,820	7,640,996
230,458	Berkeley Group Holdings PLC (a)	2,776,695	4,561,677
548,710	WM Morrison Supermarkets PLC	2,585,050	2,776,572
		11,740,565	14,979,245
Total International Common Stocks		451,620,813	474,276,740
Investment Company — 0.97%
5,894,385	State Street Institutional U.S. Government Money Market Fund, Institutional Class	5,894,385	5,894,385
International Preferred Stock — 1.33%
South Korea 1.33%
13,858	Samsung Electronics Company Limited	2,670,353	8,023,686
OUNCES
Commodity — 6.09%
23,560	Gold bullion (a)	19,857,184	36,834,382
PRINCIPAL
International Bonds — 1.96%
International Corporate Bond — 0.26%
Canada 0.26%
2,871,000 USD	Catalyst Paper Corporation 11.00% due 12/15/16 (b)(c)	3,006,300	1,535,985

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2011

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
International Bonds — 1.96% — (continued)
International Government Bonds — 1.70%
France 0.25%
1,149,117 EUR	France Government Bond OAT 3.00% due 07/25/12 (d)	$1,392,941	$1,533,664
Hong Kong 1.03%
16,000,000 HKD	Hong Kong Government Bond 0.48% due 09/03/12	2,061,727	2,063,319
17,450,000 HKD	Hong Kong Government Bond 2.66% due 12/17/12	2,302,507	2,299,558
14,000,000 HKD	Hong Kong Government Bond 4.20% due 09/17/12	1,856,551	1,853,728
		6,220,785	6,216,605
Taiwan 0.42%
38,000,000 TWD	Taiwan Government Bond 2.00% due 07/20/12	1,182,063	1,264,846
38,000,000 TWD	Taiwan Government Bond 2.375% due 01/16/13	1,223,722	1,276,350
		2,405,785	2,541,196
Total International Government Bonds		10,019,511	10,291,465
Total International Bonds		13,025,811	11,827,450
Commercial Paper — 10.87%
International Commercial Paper — 8.36%
Belgium 1.32%
5,000,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.30% due 01/11/12	4,999,583	4,999,583
3,000,000 USD	Anheuser Busch InBev WorldWide, Inc. 0.32% due 03/05/12	2,998,294	2,997,074
France 0.49%
3,000,000 USD	Total SA 0.12% due 01/18/12	2,999,830	2,999,830
Italy 0.83%
5,000,000 USD	Eni S.p.A. 0.41% due 01/05/12	4,999,778	4,999,778
Japan 2.81%
6,000,000 USD	Honda Corporation 0.14% due 03/16/12	5,998,250	5,993,942
6,000,000 USD	Mitsubishi Company 0.25% due 03/19/12	5,996,750	5,993,560
5,000,000 USD	Mitsui & Company Limited 0.21% due 03/12/12	4,997,929	4,995,357

See Notes to Financial Statements.

Overseas Variable Fund

PRINCIPAL	DESCRIPTION	COST (NOTE 1)	VALUE (NOTE 1)
Commercial Paper — 10.87% — (continued)
International Commercial Paper — 8.36% — (continued)
Switzerland 1.10%
1,650,000 USD	Nestlé SA 0.10% due 05/29/12	$1,649,317	$1,648,893
5,000,000 USD	Nestlé SA 0.13% due 04/30/12	4,997,833	4,997,763
United Kingdom 1.81%
3,000,000	BP PLC USD0.20% due 04/03/12	2,998,450	2,998,932
6,000,000 USD	Reckitt Benckiser Group PLC 0.41% due 04/04/12	5,993,733	5,991,456
2,000,000 USD	Reckitt Benckiser Group PLC 0.59% due 06/06/12	1,994,941	1,993,896
Total International Commercial Paper		50,624,688	50,610,064
U.S. Commercial Paper — 2.51%
$2,000,000	Allianz Corporation 0.41% due 02/14/12	1,999,022	1,999,022
10,000,000	Avery Dennison Corporation 0.30% due 01/03/12	9,999,833	9,999,833
2,174,000	Medtronic, Inc. 0.10% due 05/08/12	2,173,228	2,172,611
1,000,000	Northern Illinois Gas Company 0.57% due 01/17/12	999,751	999,751
Total U.S. Commercial Paper		15,171,834	15,171,217
Total Commercial Paper		65,796,522	65,781,281
Total Investments — 99.62%		$558,865,068	602,637,924
Other Assets in Excess of Liabilities — 0.38%			2,327,543
Net Assets — 100.00%			$604,965,467

  (a)  Non-income producing security/commodity.

  (b)  Security is deemed illiquid. At December 31, 2011, the value of these securities amounted to $3,333,878 or 0.55% of net assets.

  (c)  All or a portion of the security is exempt from registration under the Securities Act of 1933. Rule 144A securities may only be sold to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

  (d)  Inflation protected security.

See Notes to Financial Statements.

Schedule of Investments | Year Ended December 31, 2011

At December 31, 2011, aggregate cost for federal income tax purposes was $570,622,107. Net unrealized appreciation consisted of:

Gross unrealized appreciation	$86,509,775
Gross unrealized depreciation	(54,493,958)
Net unrealized appreciation	$32,015,817

Abbreviations used in this schedule include:

ADR  — American Depository Receipt

NVDR  — Non-Voting Depository Receipt

OAT  — French Treasury Obligation

PC  — Participation Certificate

PCL  — Public Company Limited

PLC  — Public Limited Company

RSP  — Represents Non-Voting Shares

Currencies

EUR  — Euro

HKD  — Hong Kong Dollar

TWD  — Taiwan Dollar

USD  — United States Dollar

SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE DELIVERED		U.S. $ TO BE RECEIVED	U.S. $ VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION AT DECEMBER 31, 2011	UNREALIZED DEPRECIATION AT DECEMBER 31, 2011
Foreign Currency Exchange Contracts — Sales
02/15/12	8,406,000	Euro	$12,000,406	$10,897,077	$1,103,329	$—
03/21/12	4,025,000	Euro	5,522,099	5,219,760	302,339	—
04/18/12	8,426,000	Euro	11,742,090	10,926,017	816,073	—
05/16/12	9,761,000	Euro	13,274,862	12,668,871	605,991	—
07/18/12	9,123,000	Euro	12,347,916	11,849,236	498,680	—
02/15/12	933,893,000	Japanese Yen	12,222,610	12,135,543	87,067	—
03/21/12	1,501,385,000	Japanese Yen	19,629,796	19,524,648	105,148	—
04/18/12	2,832,779,000	Japanese Yen	36,275,449	36,827,552	—	(552,103)
06/13/12	945,584,000	Japanese Yen	12,222,574	12,318,793	—	(96,219)
			$135,237,802	$132,367,497	$3,518,627	$(648,322)
SETTLEMENT DATES THROUGH	FOREIGN CURRENCY TO BE RECEIVED		U.S. $ TO BE DELIVERED	U.S. $ VALUE AT DECEMBER 31, 2011	UNREALIZED APPRECIATION AT DECEMBER 31, 2011	UNREALIZED DEPRECIATION AT DECEMBER 31, 2011
Foreign Currency Exchange Contracts — Purchases
01/18/12	4,207,000	Euro	$5,452,559	$5,686,475	$—	$(233,916)
05/16/12	5,264,000	Euro	6,832,183	6,863,203	—	(31,020)
			$12,284,742	$12,549,678	$—	$(264,936)

See Notes to Financial Statements.

Overseas Variable Fund

INDUSTRY DIVERSIFICATION FOR PORTFOLIO HOLDINGS	PERCENT OF NET ASSETS
International Common Stocks
Consumer Discretionary	11.74%
Consumer Staples	9.07
Energy	4.60
Financials	9.01
Health Care	6.29
Industrials	18.36
Information Technology	6.41
Materials	10.08
Telecommunication Services	1.89
Utilities	0.95
Total International Common Stocks	78.40
Investment Company	0.97
International Preferred Stock
Information Technology	1.33
Total International Preferred Stock	1.33
Commodity	6.09
International Bonds
Government Issues	1.70
Materials	0.26
Total International Bonds	1.96
Commercial Paper
International Commercial Paper	8.36
U.S. Commercial Paper	2.51
Total Commercial Paper	10.87
Total Investments	99.62%

See Notes to Financial Statements.

This page was intentionally left blank.

Statement of Assets and Liabilities

FIRST EAGLE OVERSEAS VARIABLE FUND
Assets
Investments, at Cost (Note 1)
Investments	$539,007,884
Gold bullion	19,857,184
Foreign currency	36,851
Total Investments, at Cost	558,901,919
Investments, at Value (Note 1)
Investments	565,803,542
Gold bullion	36,834,382
Foreign currency	37,136
Total Investments, at Value	602,675,060
Cash	34,835
Receivable for forward currency contracts held, at value (Note 1)	3,518,627
Receivable for investment securities sold	55,576
Receivable for Fund shares sold	212,458
Accrued interest and dividends receivable	1,216,716
Other assets	10,693
Total Assets	607,723,965
Liabilities
Payable for Fund shares redeemed	476,806
Payable for investment securities purchased	336,216
Payable for forward currency contracts held, at value (Note 1)	913,258
Investment advisory fees payable (Note 2)	380,257
Distribution fees payable (Note 3)	126,752
Administrative fees payable (Note 2)	14,147
Transfer agent fees payable	245,634
Trustee fees payable	197
Accrued expenses and other liabilities	265,231
Total Liabilities	2,758,498
Net Assets	$604,965,467

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

December 31, 2011

FIRST EAGLE OVERSEAS VARIABLE FUND
Net Assets Consist of
Capital stock (par value, $0.001 per share)	$23,062
Capital surplus	535,182,802
Net unrealized appreciation on:
Investments (net of $132,813 deferred capital gain country tax)	43,640,043
Foreign currency and forward contract related translation	2,587,330
Undistributed net realized gains on investments, foreign currency and forward contracts	30,300,883
Undistributed net investment loss	(6,768,653)
Net Assets	$604,965,467
Shares outstanding (1,000,000,000 shares authorized) (Note 6)	23,062,389
Net asset value per share and redemption proceeds per share	$26.23

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Statement of Operations  Year Ended December 31, 2011

FIRST EAGLE OVERSEAS VARIABLE FUND
Investment Income
Interest (net of $9,484 foreign taxes withheld)	$557,793
Dividends (net of $1,396,480 foreign taxes withheld)	12,502,014
Total Income	13,059,807
Expenses
Investment advisory fees (Note 2)	4,727,225
Administrative costs (Note 2)	115,390
Distribution fees (Note 3)	1,575,742
Shareholder servicing agent fees	924,378
Custodian and accounting fees	308,694
Professional fees	120,663
Shareholder reporting fees	51,675
Trustees' fees	19,680
Registration and filing fees	11,462
Other Expenses	37,262
Total Expenses	7,892,171
Expense reductions due to earnings credits (Note 1)	(4)
Net Expenses	7,892,167
Net Investment Income (Note 1)	5,167,640
Realized and Unrealized Gains (Losses) on Investments and Foreign Currency Related Transactions (Note 1)
Net realized gains (losses) from:
Investment transactions	35,368,236
Commodity related transactions	3,538,215
Foreign currency and forward contract related transactions	(7,217,656)
31,688,795
Changes in unrealized appreciation (depreciation) of:
Investment transactions (net of increase in deferred capital gain country tax accruals of $10,308)	(81,430,451)
Foreign currency and forward contract related translation	4,718,368
(76,712,083)
Net realized and unrealized (losses) on investments, foreign currency and forward contract related transactions	(45,023,288)
Net Decrease in Net Assets Resulting from Operations	$(39,855,648)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Statements of Changes in Net Assets

	FIRST EAGLE OVERSEAS VARIABLE FUND
	YEAR ENDED DECEMBER 31,
	2011	2010
Operations
Net investment income	$5,167,640	$2,711,100
Net realized gain from investments, foreign currency and forward contract related transactions	31,688,795	18,843,853
Change in unrealized appreciation (depreciation) of investments, foreign currency and forward contract related transactions	(76,712,083)	75,722,016
Net increase (decrease) in net assets resulting from operations	(39,855,648)	97,276,969
Distribution to Shareholders
Dividends paid from net investment income	(7,702,015)	(10,066,720)
Distributions paid from net realized gains from investment transactions	(10,686,271)	—
Decrease in net assets resulting from distributions	(18,388,286)	(10,066,720)
Fund Share Transactions (Note 6)
Net proceeds from shares sold	82,023,019	87,115,900
Net asset value of shares issued for reinvested dividends and distributions	18,386,884	10,066,707
Cost of shares redeemed	(56,844,918)	(48,919,755)
Increase in net assets from Fund share transactions	43,564,985	48,262,852
Net increase (decrease) in net assets	(14,678,949)	135,473,101
Net Assets (Note 1)
Beginning of year	619,644,416	484,171,315
End of year	$604,965,467	$619,644,416
Undistributed net investment loss	$(6,768,653)	$(7,590,696)

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Financial Highlights

	YEAR ENDED DECEMBER 31,
	2011	2010	2009	2008	2007
Selected data for a share of beneficial interest outstanding throughout each year is presented below:*
Net asset value, beginning of year ($)	28.89	24.65	20.80	29.56	27.42
Income (loss) from investment operations:
Net investment income ($)	0.24	0.13	0.20	0.43	0.38
Net realized and unrealized gains (losses) on investments	–2.06	4.59	4.02	–6.02	1.76
Total income (loss) from investment operations	–1.82	4.72	4.22	–5.59	2.14
Less distributions:
Dividends from net investment income ($)	–0.35	–0.48	–0.12	–0.35	—
Distributions from capital gains	–0.49	—	–0.25	–2.82	—
Total distributions	–0.84	–0.48	–0.37	–3.17	—
Net asset value, end of year ($)	26.23	28.89	24.65	20.80	29.56
Total Return (%)	–6.30	19.17	20.25	–18.82	7.80
Ratios and supplemental data
Net assets, end of year (thousands) ($)	604,965	619,644	484,171	279,671	314,650
Ratio of operating expenses to average net assets including earnings credits (%)(a)	1.25	1.31	1.28	1.32	1.23
Ratio of net investment income to average net assets including earnings credits (%)(b)	0.82	0.51	0.89	1.60	1.28
Portfolio turnover rate (%)	17.48	13.38	9.51	9.09	53.65

  *  Per share amounts have been calculated using the average shares method.

  (a)  Ratio of operating expenses to average net assets with and without earnings credits is substantially the same.

  (b)  Ratio of net investment income to average net assets with and without earnings credits is substantially the same.

See Notes to Financial Statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

This page was intentionally left blank.

Notes to Financial Statements

Note 1 — Significant Accounting Policies

First Eagle Variable Funds (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the "Fund"). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities issued by non–U.S. corporations.

The following is a summary of significant accounting policies adhered to by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP").

a)  Investment valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security, other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is normally valued at the price of the last sale on the exchange as of the close of business on the date on which assets are valued. If there are no sales on such date, such portfolio investment will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security traded on the NASDAQ in which case it is valued at its last sale price (or, if available, the NASDAQ Official Closing Price).

Commodities (such as physical metals) are valued at the spot price at the time trading on the New York Stock Exchange closes (normally 4:00 p.m. E.S.T.).

Forward contracts are valued at the current cost of covering or offsetting such contracts.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

(continued)

All bonds, whether listed on an exchange or traded in the over-the-counter market (and except for short-term investments as described in the next sentence), for which market quotations are readily available are valued at the mean between the last bid and asked prices received from dealers in the over-the-counter market in the United States or abroad, except that when no asked price is available, bonds are valued at the last bid price alone. Broker-Dealers or pricing services use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. Short-term investments maturing in sixty days or less are valued at cost plus interest earned (or discount amortized, as the case may be), which is deemed to approximate value.

The 2:00 p.m. E.S.T. exchange rates typically are used to convert foreign security prices into U.S. dollars. Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the relevant quotation on the exchange or market deemed to be the primary trading venue for that security. In the absence of such a quotation, a quotation from the exchange or market deemed by the Adviser to be the secondary trading venue for the particular security shall be used. The Fund uses pricing services to identify the market prices of publicly traded securities in their portfolios. When market prices are determined to be "stale" as a result of limited market activity for a particular holding, or in other circumstances when market prices are unavailable, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be "fair valued" in accordance with procedures approved by the Board of Trustees ("Board"). Additionally, with respect to foreign holdings, specifically in circumstances leading the Adviser to believe that significant events occurring after the close of a foreign market have materially affected the value of the Fund's holdings

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Notes to Financial Statements

in that market, such holdings may be fair valued to reflect the events in accordance with procedures approved by the Board. The determination of whether a particular foreign investment should be fair valued will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets and security-specific events. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values.

The Fund has adopted procedures under which movements in U.S. securities markets (beyond specified thresholds) occurring after the close of a foreign market may require fair valuation of securities traded in that foreign market. The values assigned to the Fund's holdings therefore may differ on occasion from reported market values. The Trust and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund as of 4:00 p.m. E.S.T.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establishes a framework for measuring fair value in generally accepted accounting principles and expands disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including Fund's own assumption in determining the fair value of investments).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

(continued)

The following is a summary of the Fund's inputs used to value the Fund's investments as of December 31, 2011:

First Eagle Overseas Variable Fund
DESCRIPTION	LEVEL 1(a)	LEVEL 2	LEVEL 3	TOTAL
Assets:†
International Common Stocks	$472,478,847	$1,797,893	$—	$474,276,740
Investment Company	—	5,894,385	—	5,894,385
International Preferred Stock	8,023,686	—	—	8,023,686
Commodity*	36,834,382	—	—	36,834,382
International Corporate Bond	—	1,535,985	—	1,535,985
International Government Bonds	—	10,291,465	—	10,291,465
International Commercial Paper	—	50,610,064	—	50,610,064
U.S. Commercial Paper	—	15,171,217	—	15,171,217
Foreign Currency Contracts**	—	3,518,627	—	3,518,627
Total	$517,336,915	$88,819,636	$—	$606,156,551
Liabilities:
Foreign Currency Contracts**	$—	$913,258	$—	$913,258
Total	$—	$913,258	$—	$913,258

  (a)  Transfers into/out of Level 1 represent value as of the beginning of the period.

  †  See Schedule of Investments for additional detailed categorizations.

  *  Represents gold bullion.

  **  Foreign currency contracts are valued at net unrealized appreciation (depreciation) on the investment.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Notes to Financial Statements

For the year ended December 31, 2011, there was no security transfer activity from Level 1 to Level 2 and no security transfer activity from Level 2 to Level 1.

Fair Value Level 3 activity for the year ended December 31, 2011 was as follows:

INTERNATIONAL COMMON STOCK
Beginning Balance—market value	$1,751,256
Purchases	—
Sales	—
Transfer In—Level 3^	—
Transfer Out—Level 3^	(1,751,256)
Accrued Amortization	—
Realized Gains (Losses)	—
Change in Unrealized Appreciation (Depreciation)	—
Ending Balance—market value	$—
Change in unrealized gains or (losses) relating to assets still held at reporting date	$—

  ^  Transfers into/out of Level 3 represent values as of the beginning of the period.

    International Common Stocks valued at $1,751,256 were transferred from Level 3 to Level 1 during the year ended December 31, 2011. At December 31, 2010 these securities were valued based on the fair value procedures approved by the Board of Trustees; at December 31, 2011, these securities were valued based on quoted prices in active markets.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

(continued)

b)  Investment transactions and income — Investment transactions are accounted for on a trade date basis. The specific identification method is used in determining realized gains and losses from investment transactions. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. In computing investment income, the Fund accretes discounts and amortizes premiums on debt obligations using the effective yield method. Payments received from certain investments held by the Fund may be comprised of dividends, capital gains and return of capital. The Fund originally estimates the expected classification of such payments. The amounts may subsequently be reclassified upon receipt of information from the issuer.

c)  Expenses — Certain expenses are shared with the First Eagle Funds ("FEF"), an affiliated fund group. Such costs are generally allocated using the ratio of the Fund's average daily net assets relative to the total average daily net assets of FEF. Earnings credits may reduce shareholder servicing agent fees by the amount of interest earned on balances with such service provider.

d)  Foreign currency translation — The books and records of the Fund are maintained in U.S. dollars. The market values of securities which are not traded in U.S. currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the securities. However, for federal income tax purposes the Fund does isolate the effect of changes in foreign exchange rates from the changes in market prices for realized gains and losses on debt obligations.

e)  Forward currency contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward currency contracts. The Fund enters into foreign exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund's currency transactions include portfolio hedging on

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Notes to Financial Statements

portfolio positions. Portfolio hedging is the use of a forward contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of the different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between the currencies and U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements, but cannot eliminate that exposure. It is possible to lose money under a hedge.

The Fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward currency contracts outstanding at period end, if any, are listed after the Fund's portfolio. Outstanding contracts at period-end are indicative of the volume of activity during the period.

The Fund adopted provisions surrounding disclosures and derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

At December 31, 2011, the Fund had the following foreign forward currency contracts grouped into appropriate risk categories illustrated below:

			GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED IN INCOME
RISK TYPE	ASSET DERIVATIVE FAIR VALUE[1]	LIABILITY DERIVATIVE FAIR VALUE[2]	REALIZED LOSS[3]	CHANGE IN APPRECIATION[4]
Foreign Currency	$3,518,627	$913,258	$(7,012,807)	$4,769,638

  1  Statement of Assets and Liabilities location: Receivable for forward currency contracts held, at value.

  2  Statement of Assets and Liabilities location: Payable for forward currency contracts held, at value.

  3  Statement of Operations location: Net realized gains (losses) from: foreign currency and forward contract related transactions.

  4  Statement of Operations location: Changes in unrealized appreciation (depreciation) of: foreign currency and forward contract related translation.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

(continued)

f)  Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities ("TIPS") which are specially structured bonds in which the principal amount is adjusted to keep pace with inflation. The inflation (deflation) adjustment is applied to the principal of each bond on a monthly basis and is accounted for as interest income on the Statement of Operations. TIPS are subject to interest rate risk.

g)  Restricted Securities — The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of the Fund's Schedule of Investments.

h)  United States income taxes — No provision has been made for U.S. federal income taxes since it is the intention of the Fund to distribute to shareholders all taxable net investment income and net realized gains on investments, if any, within the allowable time limit, and to comply with the provisions of the Code for a Regulated Investment Company. The Fund declares and pays such income, dividends and capital gains distributions on an annual basis.

The Fund adopted provisions surrounding income taxes, which require the tax effects of certain tax positions to be recognized. These tax positions must meet a "more likely than not" standard that based on their technical merits, have a more than 50% likelihood of being sustained upon examination. Management of the Trust has analyzed the Fund's tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund's financial statements.

At December 31, 2011, the components of accumulated earnings on a tax basis were as follows:

Undistributed net investment income	$4,911,857
Undistributed net realized gains	32,882,844
Net unrealized appreciation	31,997,779
Capital loss carryforward	—

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Notes to Financial Statements

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statements of Assets and Liabilities are primarily due to the treatment of passive foreign investment companies, the treatment of foreign currencies and wash sales.

As of December 31, 2011, the Fund had no estimated capital loss carryforwards for federal income tax purposes.

i)  Reclassification of capital accounts — As a result of certain differences in the computation of net investment income and net realized capital gains under federal income tax rules and regulations versus generally accepted accounting principles, a reclassification has been made on the Statement of Assets and Liabilities to decrease undistributed net investment loss in the amount of $3,356,418, decrease undistributed net realized gains on investments in the amount of $3,374,633 and increase capital surplus in the amount of $18,215.

The primary permanent differences causing such reclassification include the tax treatment of currency gains and losses and investments in passive foreign investment companies.

j)  Distributions to shareholders — Distributions to shareholders during the fiscal year ended December 31, 2011, which are determined in accordance with income tax regulations, are recorded on ex-dividend date.

For the year ended December 31, 2011 and 2010, the Fund distributed ordinary income dividends of $7,702,015 and $10,066,720 respectively.

For the year ended December 31, 2011 and 2010, the Fund distributed long-term capital gains dividends of $10,686,271 and $0 respectively.

k)  Use of estimates — The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

l)  Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/ repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

(continued)

Note 2 — Investment Advisory, Custody and Administration Agreements; Transactions with Related Persons

First Eagle Investment Management, LLC (the "Adviser"), a subsidiary of Arnhold and S. Bleichroeder Holdings, Inc. ("ASB Holdings"), manages the Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Fund and the Adviser (the "Advisory Agreement") an annual advisory fee at an annual rate of 0.75% of the average daily net assets of the Fund.

The Adviser also performs certain administrative, accounting, operations, compliance and other services on behalf of the Fund, and in accordance with its agreement with them, the Fund reimburses the Adviser for costs (including personnel, related overhead and other costs) related to those services. For the year ended December 31, 2011, the Fund reimbursed the Adviser $111,743 and had payable to the Adviser $14,147.

The Fund has entered into a Custody Agreement with State Street Bank and Trust Company ("SSB"). The Custody Agreement provides for an annual fee based on the amount of assets under custody plus transaction charges. SSB serves as custodian of the Fund's portfolio securities and other assets. SSB has directly entered into a sub-custodial agreement to maintain the custody of gold bullion in the Fund. Under the terms of the Custody Agreement between the Fund and SSB, SSB maintains and deposits in separate accounts, cash, securities and other assets of the Fund. SSB is also required, upon the order of the Fund, to deliver securities held by SSB and the sub-custodian, and to make payments for securities purchased by the Fund. SSB has also entered into sub-custodian agreements with a number of foreign banks and clearing agencies, pursuant to which portfolio securities purchased outside the United States are maintained in the custody of these entities.

The Fund has also entered into an Administration Agreement with SSB, pursuant to which SSB provides certain tax-related and other administrative services. SSB, as the Fund's Administrator, receives annual fees separate from and in addition to the fees it receives for its services as the Fund's custodian.

Included in the accrued expense, on the accompanying Statement of Assets and Liabilities of the Fund are fees that are payable to the trustees in the amount of $197. The Trust adopted a Trustee Deferred Compensation Plan (the "Plan") which allows the eligible independent Trustees to defer the receipt of all or a

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Notes to Financial Statements

portion of compensation related to performance of their duties as a Trustee. The deferred fees are invested in various First Eagle Funds until distribution in accordance with the Plan.

Note 3 — Plans of Distribution

Under the terms of the Distribution Plans and Agreements ("the Plans") with FEF Distributors, LLC ("the Distributor"), pursuant to the provisions of Rule 12b-1 under the 1940 Act, the Fund may pay quarterly, a distribution related fee at an annual rate of up to 0.25% of the Fund's average daily net assets. Under the Plans, the Distributor will use amounts payable by the Fund in their entirety for payment to insurance companies which are the issuers of variable contracts invested in shares of the Fund, in order to pay or reimburse such insurance companies for distribution and shareholder servicing-related expenses incurred or paid by such insurance companies. For the year ended December 31, 2011 the distribution fees incurred by the Fund was $1,575,742.

Note 4 — Purchases and Sales of Securities

During the year ended December 31, 2011, the cost of purchases of investments and proceeds from sales of investments, excluding U.S. Government and short-term securities, totaled $134,502,042 and $98,499,249, respectively.

There were no purchases or sales of U.S. Government securities during the year ended December 31, 2011.

Note 5 — Line of Credit

As of October 4, 2011, the Board of Trustees approved a $300 million committed, unsecured line of credit ("Credit Facility") with State Street Bank and Trust Company for the Fund and FEF, to be utilized for temporarily financing the purchase or sale of securities for prompt delivery in the ordinary course of business or for temporarily financing the redemption of shares of the Fund at the request of shareholders and other temporary or emergency purposes. Under the Credit Facility arrangement, the Fund has agreed to pay an annual commitment fee on the unused balance, allocated pro rata, based on the relative asset size of the Fund. Commitment fees related to the line of credit are paid by the

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

(continued)

Fund and are included in miscellaneous expenses in the Statement of Operations. During the year ended December 31, 2011, the Fund had borrowings under the agreement as follows:

FUND	AVERAGE DAILY LOAN BALANCE	NUMBER OF DAYS OUTSTANDING	INTEREST EXPENSE	WEIGHTED AVERAGE ANNUALIZED INTEREST RATE
First Eagle Overseas Variable	$1,796,939	1	$69	1.38%

Note 6 — Capital Stock

Transactions in shares of capital stock were as follows:

	YEAR ENDED DECEMBER 31, 2011	YEAR ENDED DECEMBER 31, 2010
Shares sold	2,903,125	3,331,773
Shares issued for reinvested dividends	703,939	335,840
Shares redeemed	(1,992,067)	(1,885,036)
Net increase	1,614,997	1,802,577

Note 7 — Indemnification and Investment Risk

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote. The Fund may have elements of risk not typically associated with investments in the United States of America due to its investments in foreign countries or regions. Such foreign investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities. The securities markets in many emerging-market countries are substantially smaller, less developed, less liquid and more volatile than the securities markets of developed countries.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Notes to Financial Statements

The Fund enters into derivatives which may represent off-balance sheet risk. Off-balance sheet risk exists when the maximum potential loss on a particular investment is greater than the value of such investment as reflected in the statement of assets and liabilities.

Note 8 — Accounting Pronouncement

In May 2011, the Financial Accounting Standard Board (FASB) issued Accounting Standards Update 2011-4, Amendment to Achieve Common Fair Value Measurement and Disclosures Requirements in U.S. GAAP and IFRS. This update contains amendments that will result in common fair value measurement and disclosure requirements in U.S. GAAP and IFRS. Consequently, the amendments change the wording used to describe many of the requirements in U.S. GAAP for measuring fair value and for disclosing information about fair value measurements. The amendments also clarify that a reporting entity should disclose quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. This update is effective during interim and annual periods beginning after December 15, 2011 for public entities and is to be applied prospectively. Early application is not permitted. Management of the Trust is currently evaluating the effect of this update to the Trust's financial statement footnotes.

Note 9 — Subsequent Events

In accordance with the provision surrounding Subsequent Events adopted by the Fund, management has evaluated the possibility of subsequent events existing in the Fund's financial statements. Management has determined that there are no material events that would require disclosures in the Fund's financial statements.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of
First Eagle Overseas Variable Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of First Eagle Overseas Variable Fund (the "Fund") at December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
February 23, 2012

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Fund Expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs and (2) ongoing costs, including advisory fees; distribution fees (12b-1) and/or service fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This Example is based on an investment of $1,000 invested on July 1, 2011 and held for the six-months ended December 31, 2011.

Actual Expenses

The table below titled "Based on Actual Total Return" provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During the Period".

Based on Actual Total Return1

	ACTUAL TOTAL RETURN[2]	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[3]
First Eagle Overseas Variable Fund	–10.45%	$1,000.00	$895.50	1.27%	$6.07

  1  For the six-months ended December 31, 2011

  2  Past performance does not guarantee future results. Assumes reinvestment of all dividends and capital gain distributions, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year.

  3  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

(continued)

Hypothetical Example for Comparison Purposes

The table below titled "Based on Hypothetical Total Return" provides information about hypothetical account values and hypothetical expenses based on the actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5% hypothetical example relating to the Fund with the 5% hypothetical examples that appear in the shareholder reports of other funds.

This Example is based on an investment of $1,000 invested on July 1, 2011 and held for the six-months ended December 31, 2011.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return1

	HYPOTHETICAL ANNUALIZED TOTAL RETURN	BEGINNING ACCOUNT VALUE	ENDING ACCOUNT VALUE	ANNUALIZED EXPENSE RATIO	EXPENSES PAID DURING THE PERIOD[2]
First Eagle Overseas Variable Fund	5.00%	$1,000.00	$1,018.80	1.27%	$6.46

  1  For the six-months ended December 31, 2011

  2  Expenses are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

General Information

Quarterly Form N-Q portfolio schedule

The First Eagle Variable Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q is available on the SEC's Web site at www.sec.gov. The Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1.800.SEC.0330. Additionally, you may obtain copies of Form N-Q from the Fund upon request by calling 1.800.334.2143.

Proxy voting policies, procedures and record

You may obtain a description of the Fund's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent twelve-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Fund directly at 1.800.334.2143 or on the EDGAR Database on the SEC's Web site at www.sec.gov.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Tax Information  Fiscal Year Ended December 31, 2011 (unaudited)

The Fund designates the following amounts (or the maximum amount allowable) distributed during the fiscal year ended December 31, 2011:

	% OF DIVIDENDS ELIGIBLE FOR THE DIVIDENDS RECEIVED	LONG-TERM CAPITAL GAINS
	DEDUCTION	15%	28%
First Eagle Overseas Variable Fund *	—%	$10,694,629	$—

*The Fund paid foreign taxes of $1,281,015 and recognized foreign source income of $13,934,515, pursuant to Section 853 of the Internal Revenue Code, during the fiscal year ended December 31, 2011.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Additional Information (unaudited)

Management of the Trust

The business of the Trust is managed by its Board of Trustees, which elects officers responsible for the day to day operations of the Fund and for the execution of the policies formulated by the Board of Trustees.

Pertinent information regarding the members of the Board of Trustees and principal officers of the Trust is set forth below. Some of the Trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not "interested persons" as that term is defined in the Investment Company Act.

Independent Trustees(1)(2)

Lisa Anderson | Trustee | December 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1950)

Principal Occupation(s) During Past 5 Years: President, American University in Cairo; Provost, American University in Cairo; James T. Shotwell Professor of International Relations and Dean, School of International and Public Affairs, Columbia University

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Chair, Social Science Research Council; Member, Carnegie Council on Ethics and International Affairs; Member Emerita, Human Rights Watch; Trustee, First Eagle Funds (6 portfolios)

Candace K. Beinecke | Trustee (Chair) | December 1999 to present

One Battery Park Plaza | New York, New York | 10004
(born December 1946)

Principal Occupation(s) During Past 5 Years: Chair, Hughes Hubbard & Reed LLP

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Director, ALSTOM; Trustee, Vornado Realty Trust; Director, Rockefeller Financial Services, Inc. and Rockefeller & Company, Inc.; Trustee, Metropolitan Museum of Art; Trustee, The Wallace Foundation; Director and Vice Chair, Partnership for New York City; Board of Advisors, Yale Law School Center for the Study of Corporate Law; Director, Merce Cunningham Dance Foundation; Trustee, First Eagle Funds (6 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

(continued)

Independent Trustees(1)(2)

Jean D. Hamilton | Trustee | March 2003 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1947)

Principal Occupation(s) During Past 5 Years: Private Investor/Independent Consultant/Member, Brock Capital Group LLC; prior to November 2002, Chief Executive Officer, Prudential Institutional; Executive Vice President, Prudential Financial, Inc.

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Director, RenaissanceRe Holdings Ltd.; Director, Four Nations; Trustee, First Eagle Funds (6 portfolios)

James E. Jordan | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1944)

Principal Occupation(s) During Past 5 Years: Private Investor and Independent Consultant; prior to July 2005, Managing Director, First Eagle Investment Management, LLC and Director, FEF Distributors, LLC and ASB Advisers UK, Limited; prior to July 2002, private investor and consultant to The Jordan Company (private investment banking firm) since June 1997

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Director, Leucadia National Corporation; Director, JZ Capital Partners, Plc. (Guernsey investment trust company); Trustee, World Monuments Fund; Chairman's Council, Conservation International; Trustee, First Eagle Funds (6 portfolios)

William M. Kelly | Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born February 1944)

Principal Occupation(s) During Past 5 Years: Private Investor; prior to January 2010, President, Lingold Associates

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Treasurer and Trustee, Black Rock Forest Preservation and Consortium; Trustee, St. Anselm College; Director, Sergei S. Zlinkoff Fund for Medical Research and Education; Trustee, First Eagle Funds (6 portfolios)

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Additional Information (unaudited)

Independent Trustees(1)(2)

Paul J. Lawler | Trustee | March 2002 to present

1345 Avenue of the Americas | New York, New York | 10105
(born May 1948)

Principal Occupation(s) During Past 5 Years: Private Investor; prior to January 2010, Vice President Investments and Chief Investment Officer, W.K. Kellogg Foundation

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Finance and Investment Committee Member, Battle Creek Community Foundation; Trustee, Ravena Coeymans Historical Society; Trustee, Coeymans Heritage Society; Director, Council of Michigan Foundations; Custody Advisory Committee Member, The Bank of New York; Advisory Committee, Common Fund Capital; Advisory Committee, TA Realty Advisors; Trustee, First Eagle Funds (6 portfolios)

Interested Trustees(3)

John P. Arnhold(4) | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past 5 Years: Co-President, Co-CEO and Director, Arnhold and S. Bleichroeder Holdings, Inc.; CEO, Chairman, Director, FEF Distributors, LLC; Chairman, CIO and Director, First Eagle Investment Management LLC; prior to February 2010, Chairman, CEO, First Eagle Investment Management, LLC and FEF Distributors, LLC; prior to March 2005, President and Director, Natexis Bleichroeder, Inc. and Natexis Bleichroeder UK

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

(1)Trustees who are not "interested persons" of the Trust as defined in the Investment Company Act.

(2)The term of office of each Independent Trustee expires on his/her 70th birthday.

(3)The term of office of each Interested Trustee is indefinite.

(4)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

(continued)

Interested Trustees(3)—(continued)

Other Directorships/Trusteeships Held by Trustee: Director, Arnhold Ceramics; Director, The Arnhold Foundation; Director, The Mulago Foundation; Director, WNET.org; Trustee, Trinity Episcopal Schools Corp.; Trustee, Vassar College; Trustee, Jazz at Lincoln Center; Managing Member, New Eagle Management Company, LLC; Director, International Tennis Hall of Fame; Managing Member, New Eagle Management Company, LLC; Director, Aquila International Fund Limited; President and Trustee, First Eagle Funds (6 portfolios)

Jean-Marie Eveillard(4) | Trustee | June 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born January 1940)

Principal Occupation(s) During Past 5 Years: Senior Adviser to First Eagle Investment Management, LLC since March 2009; Senior Vice President, First Eagle Investment Management, LLC since January 2000; previously portfolio Manager of First Eagle Global Fund, First Eagle Overseas Fund, First Eagle U.S. Value Fund, First Eagle Gold Fund, and First Eagle Variable Funds (portfolio management tenure: 1979-2004 March 2007-March 2009)

Number of Portfolios in the Fund Complex Overseen by Trustee: 7

Other Directorships/Trusteeships Held by Trustee: Director, SocGen International SICAV (Luxembourg); Trustee, The Frick Collection; Director, Varenne Capital Partners; Director, Fregate-Legris Industries SA; Trustee, First Eagle Funds (6 portfolios)

(3)The term of office of each Interested Trustee is indefinite.

(4)Mr. Arnhold and Mr. Eveillard are Interested Trustees (i.e., each is an "interested person" of the Trust as defined in the Investment Company Act). Mr. Arnhold is an officer and director of the Trust's investment adviser and principal underwriter, and Mr. Eveillard is an employee of the Trust's investment adviser.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Additional Information (unaudited)

Officers(5)

John P. Arnhold | President and Trustee | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born December 1953)

Principal Occupation(s) During Past Five (5) Years: See table on preceding page related to Interested Trustees

Robert Bruno | Senior Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born June 1964)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; President, FEF Distributors, LLC; Chief Operations Officer, First Eagle Funds

Joseph T. Malone | Chief Financial Officer | September 2008 to present

1345 Avenue of the Americas | New York, New York | 10105
(born September 1967)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Chief Financial Officer, First Eagle Funds; from September 2008; Chief Financial Officer and Treasurer, Aberdeen Funds from November 2007; Director, UBS Global Asset Management from September 2006; Treasurer and Co-Head Mutual Fund Administration Group, UBS Global Asset Management from July 2005

Mark D. Goldstein | Chief Compliance Officer | February 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1964)

Principal Occupation(s) During Past Five (5) Years: General Counsel, Chief Compliance Officer and Senior Vice President, First Eagle Investment Management, LLC; General Counsel and Secretary of Arnhold and S. Bleichroeder Holdings, Inc., and Chief Compliance Officer, First Eagle Funds from February 2005; Chief Compliance Officer, Good Hope Advisers, LLC from January 2006; Senior Counsel and Chief Compliance Officer, MacKay Shields LLC from April 2004

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

(continued)

Officers(5)—(continued)

Suzan J. Afifi | Secretary and Vice President | December 1999 to present

1345 Avenue of the Americas | New York, New York | 10105
(born October 1952)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Secretary and Vice President, First Eagle Funds

Philip Santopadre | Treasurer | September 2005 to present

1345 Avenue of the Americas | New York, New York | 10105
(born August 1977)

Principal Occupation(s) During Past Five (5) Years: Vice President, First Eagle Investment Management, LLC; Treasurer, First Eagle Funds from September 2008

Michael Luzzatto | Vice President | December 2004 to present

1345 Avenue of the Americas | New York, New York | 10105
(born April 1977)

Principal Occupation(s) During Past Five (5) Years: Senior Vice President, First Eagle Investment Management, LLC; Vice President, FEF Distributors, LLC; Vice President, First Eagle Funds

(5)The term of office of each officer is indefinite. Length of time served represents time served as an officer of the Trust (or its predecessor entities), although various positions may have been held during the period.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

Consideration of Investment Advisory Agreement (unaudited)

On December 22, 1999, the shareholders of the Trust approved the Advisory Agreement between the Trust and the Adviser. The Board of Trustees approved the Advisory Agreement most recently on December 13, 2011.

During the course of their most recent review, the Trustees covered the following, among other topics:

•  The Trustees reviewed the Fund's long-standing historical relationship with the Adviser and the institutional resources available to the Adviser.

•  The Trustees reviewed the performance of the Fund on both an absolute and a relative basis. Significant short-term and long-term outperformance (over most periods reviewed) was noted for the Fund relative to the Fund's benchmarks, to the performance of peer mutual funds and to Morningstar, Lipper and similar composites. The Trustees also commented on market volatility over the last year and expressed their view that the Fund's outperformance of each of its respective benchmarks over the last year is a reflection of an effective investment strategy and responsible risk management. Performance for the Fund was determined to be excellent given its returns relative to benchmarks and peers.

•  The Trustees reviewed the total compensation to be received by the Adviser and the Fund's total cost for using the Adviser's services, taking into account expenses incurred by the Adviser that are passed through to the Fund. They concluded that this compensation was commensurate with the nature, extent, and quality of the services provided and therefore reasonable under the circumstances. As part of their analysis, the Trustees considered competitive prices for services comparable to those provided by the Adviser. In doing so, they considered fees charged by investment advisers to peer mutual funds and determined that the Adviser's fees were competitive, as the Fund's net management fee, was lower than its reviewed peer group average and peer group median. The Trustees also considered the advisory fees charged to institutional clients of the Adviser, taking into consideration the differing requirements of such clients. While analyzing the effects of indirect compensation to the Adviser, such as soft dollar and other service benefits, the Trustees considered the levels of soft dollars and absence of affiliated broker-dealer relationships.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

  (continued)

•  The Trustees' reviewed the Fund's expense ratio, which was deemed reasonable both on an absolute basis and in comparison to peer funds. The Trustees discussed the impact of the advisory fee on the ratio of total expenses to total assets and noted that the Fund's expense ratio decreased over several years as the Fund grew, highlighting a benefit to shareholders resulting from the development of economies of scale in the operation of the Fund. The Trustees also noted that expense ratios for the Fund, increased in 2010 but decreased through the first three quarters of 2011. All changes in the expense ratios during these periods were viewed as modest. The Trustees also considered the effect on the Fund's expense ratio of the Fund's asset size and of particular categories of expense, both currently and relative to prior periods.

•  The Trustees' reviewed the Adviser's financial condition and profitability. They commented that profits appear healthy and that the Adviser has always shown the willingness to commit resources to support investment in the business. The Trustees noted the effect of particular categories of expenses, including compensation, on the Adviser's financial condition.

At the conclusion of their review, with no single factor being determinative, the Trustees determined that the Advisory Agreement serves the interests of the Fund and its shareholders and should be continued.

The Advisory Agreement will continue in effect only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Fund in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

First Eagle Variable Funds

Trustees

Lisa Anderson

John P. Arnhold

Candace K. Beinecke (Chair)

Jean-Marie Eveillard

Jean D. Hamilton

James E. Jordan

William M. Kelly

Paul J. Lawler

Officers

John P. Arnhold

President

Robert Bruno

Senior Vice President

Joseph T. Malone

Chief Financial Officer

Mark D. Goldstein

Chief Compliance Officer

Suzan J. Afifi

Secretary & Vice President

Philip Santopadre

Treasurer

Michael Luzzatto

Vice President

Investment Adviser

First Eagle Investment Management, LLC

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Shearman & Sterling LLP

599 Lexington Avenue
New York, NY 10022

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue
Kansas City, MO 64105

Shareholder Servicing Agent

DST Systems, Inc.

330 West 9th Street
Kansas City, MO 64105
800.334.2143

Underwriter

FEF Distributors, LLC

1345 Avenue of the Americas
New York, NY 10105

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

300 Madison Avenue
New York, NY 10017

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a currently effective prospectus of First Eagle Variable Funds.

FIRST EAGLE VARIABLE FUNDS | ANNUAL REPORT | DECEMBER 31, 2011

1345 Avenue of the Americas | New York, NY | 10105

800.334.2143 | firsteaglefunds.com

Item 2.          Code of Ethics.

The Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer.  Copies of the code of ethics may be requested free of charge by calling 1-800-334-2143 (toll free).

Item 3.          Audit Committee Financial Expert.

The Board of Trustees of the registrant has designated Paul J. Lawler, William M. Kelly and Jean Hamilton as Audit Committee Financial Experts.  Mr. Lawler, Mr. Kelly and Ms. Hamilton are considered by the Board to be independent trustees.

Item 4.          Principal Accountant Fees and Services

(a)   Audit Fees:

For the years ended December 31, 2011 and December 31, 2010, the aggregate PricewaterhouseCoopers LLP (PwC) audit fees for professional services rendered to the registrant were approximately $28,061 and $34,075, respectively.  Fees included in the audit fees category are those associated with the annual audits of the financial statements and services that are normally provided in connection with statutory and regulatory filings.

(b)   Audit Related Fees:

For the years ended December 31, 2011 and December 31, 2010, the aggregate PwC fees for assurance and related services rendered to the registrant were approximately $0 and $0, respectively.

(c)   Tax Fees:

In each year ended December 31, 2011 and December 31, 2010, the aggregate tax fees billed by PwC for professional services rendered to the registrant were approximately $11,245 and $16,800, respectively.

Fees included in the tax fees category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to audits. This category comprises fees for tax compliance and preparation of tax returns.

(d)   All Other Fees:

In each of the years ended December 31, 2011 and December 31, 2010, there were no fees billed by PwC for products and services, other than 4(a)-(c) above, rendered to the registrant.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval by the committee or a designated member thereof.  If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting.  Waiver of pre-approval for audit and non-audit services requiring fees of a de minimis amount is not permitted.

(e)(2) No services included in (b) — (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) According to PwC, for the year ended December 31, 2011, the percentage of hours spent on the audit of the registrant’s financial statements for the most recent year that were attributable to work performed by persons who are not full-time, permanent employees of PwC was 0%.

(g) Other than as described in the table above, the aggregate fees billed for the most recent year and the preceding year by the registrant’s principal accountant for non-audit services rendered to the registrant (“covered”), its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser (“non-covered”) that provides ongoing services to the registrant was $0 in 2011 and 2010.

(h) Not applicable.

Item 5.          Audit Committee of Listed Registrants

Not applicable at this time.

Item 6.          Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7.          Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.          Portfolio Managers of Closed-End Investment companies.

Not applicable.

Item 9.          Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.        Submission of Matters to a Vote of Security Holders.

No material change to report at this time.

Item 11.        Controls and Procedures.

(a) In the opinion of the principal executive officer and principal financial officer, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent half-year (the registrant’s second half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.          Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)):  Attached hereto.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)): Attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	First Eagle Funds

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, President

Date: February 23, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Arnhold

John P. Arnhold, Principal Executive Officer

Date: February 23, 2012

By (Signature and Title)*	/s/ Joseph T. Malone

Joseph T. Malone, Principal Financial Officer

Date: February 23, 2012

*          Print the name and title of each signing officer under his or her signature.